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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: November 21, 2000
                        ---------------------------------
                        (Date of earliest event reported)


                              PLATO LEARNING, INC.
                              --------------------
             (Exact name of Registrant as specified in its charter)


Delaware                                0-20842                       36-3660532
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(State or other jurisdiction   (Commission File Number)         (I.R.S. Employer
of incorporation)                                         Identification Number)


10801 Nesbitt Avenue South, Bloomington, MN                                55437
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code:  (952) 832-1000
                                                     --------------


                                 Not Applicable
                                 --------------
                        (Former name or former address if
                           changed since last report)







                        (This document contains 3 pages)



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ITEM 5.        OTHER EVENTS

As previously disclosed in a press release and Form 8-K dated November 21, 2000, PLATO Learning, Inc. (the "Company") announced the resignation of William R. Roach, chairman and chief executive officer and founder of the Company, pursuant to the Company's management succession plan established at the beginning of fiscal 2000.

The severance arrangements with Mr. Roach are included in the "CEO Agreement Dated November 17, 2000" which is filed as an exhibit to this Form 8-K.

ITEM 7.        EXHIBITS

(c)     Exhibits

        10.16   CEO Agreement Dated November 17, 2000.





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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, on December 29, 2000.


                                            PLATO LEARNING, INC.

                                       By   /s/ John M. Buske
                                            ------------------------------------
                                            John M. Buske
                                            Corporate Vice President Finance and
                                            Chief Financial Officer





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